Exhibit 99.23

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-E

KEY PERFORMANCE FACTORS
November 30, 1999



        Expected B Maturity                                         4/15/02


        Blended Coupon                                              6.2434%



        Excess Protection Level
          3 Month Average   5.58%
          November, 1999   5.20%
          October, 1999   5.51%
          September, 1999   6.01%


        Cash Yield                                  18.36%


        Investor Charge Offs                         4.89%


        Base Rate                                    8.27%


        Over 30 Day Delinquency                      5.02%


        Seller's Interest                            8.52%


        Total Payment Rate                          14.09%


        Total Principal Balance                     $48,461,894,441.68


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,130,074,923.19